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                                 FORM OF PROXY
                           THERMO CARDIOSYSTEMS INC.
       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 23, 1995.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints Victor L. Poirier, John N. Hatsopoulos and Jonathan W. Painter, or any one of them acting in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of Thermo Cardiosystems Inc., a Massachusetts corporation (the "Company"), to be held on Tuesday, May 23, 1995, at 4:00 p.m., and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on April 6, 1995, with all of the powers the undersigned would possess if personally present at such meeting:

                 (Continued and to be signed on reverse side.)

                               ++++                             +
       Please mark your        +                                +
 [ X ] votes as in this        +                                ++++
       example.


The shares represented by this Proxy will be voted "FOR" the proposals set forth below if no instruction to the contrary is indicated or if no instruction is given.


                   FOR         WITHHELD
1. Election of
   directors of   [   ]         [   ]
   the Company
   (See reverse)

FOR all nominees listed at right, except authority to vote withheld for the following nominees (if any):


- -------------------------------------------------------------

Nominees: Walter J. Bornhorst
          Richard W.K. Chapman
          Elias P. Gyftopoulos
          Robert C. Howard
          Leonard Laster
          Victor L. Poirier
          John W. Wood Jr.
          Nicholas T. Zervas

                                                    FOR     AGAINST   ABSTAIN
2. Approve amendment to Directors Stock Option
   Plan to change the formula for the award of      [   ]    [   ]     [   ]
   stock options to outside Directors.

3. In their discretion on such other matters as may properly come before the Meeting.

   Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.

   PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





SIGNATURE(S) _________________________________________  DATE ___________
(Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. EXECUTORS,
       ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF MORE PERSONS, ALL SHOULD SIGN.)